Recent Accounting Pronouncements and Accounting Changes	12 Months Ended
Dec. 31, 2013
Recent Accounting Pronouncements and Accounting Changes

5. Recent accounting pronouncements and accounting changes

Effective January 1, 2013, the company adopted the Financial Accounting Standards Board authoritative guidance that requires companies to disclose the following: (a) for items reclassified out of accumulated other comprehensive income (AOCI) and into net income in their entirety, the effect of the reclassification on each affected income statement line item; and (b) for AOCI reclassification items that are not reclassified in their entirety into net income, a cross reference to other required U.S. GAAP disclosures. The new standard was required to be applied prospectively. Other than additional disclosure, the adoption of the new standard did not have an impact on the company’s consolidated financial statements.